UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	001-36747	02-0692322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	13170 Telfair Ave Sylmar, California	91342
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 833-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Warrants	EYES EYESW	Nasdaq Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 1, 2021, Second Sight Medical Products, Inc. (the “Company”) was notified that Gumbiner Savett Inc. (“Gumbiner Savett”) our independent registered public accounting firm, combined with BPM LLP (“BPM”). As a result of this transaction on July 1, 2021, Gumbiner Savett resigned as the independent registered public accounting firm of the Company. Concurrent with such resignation the Audit Committee of our Board of Directors approved the engagement of BPM as our independent registered public accounting firm for the year ending December 31, 2021.

Prior to engaging BPM, we did not consult with BPM regarding application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BPM on our financial statements, and BPM did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Gumbiner Savett regarding our financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified, or modified as to uncertainty, scope or accounting principles, with the exception that, the reports contained explanatory paragraphs about our ability to continue as a going concern.

During the years ended December 31, 2020 and 2019 and during the interim period from the end of the most recently completed fiscal year through July 1, 2021, the date of resignation, there were no disagreements with Gumbiner Savett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gumbiner Savett would have caused it to make reference to such disagreement in its reports.

We have provided Gumbiner Savett with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Gumbiner Savett furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 2, 2021, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Gumbiner Savett, Inc.to the Securities and Exchange Commission dated July 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECOND SIGHT MEDICAL PRODUCTS, INC.

Date: July 2, 2021	By:	/s/ Scott Dunbar
Scott Dunbar
Acting Chief Executive Officer